UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): September 26, 2013

Enhance-Your-Reputation.com f/k/a M Street Gallery,  Inc.

 (Exact name of registrant as specified in its charter)

Florida	333-174404	45-144-3512
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

822 SW Federal Hwy #83 Stuart, FL 34994
(Address of principal executive offices)

(561) 200-7721
(Registrant’s telephone number, including area code)

5175 Club Road, Haverhill, FL 33145
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.02

UNREGISTERED SALES OF EQUITY SECURITIES

On September 23, 2013, in consideration of the sum of $7,500 the Registrant issued agreed to issue our new president and director, Douglas Ward, 7,500,000 shares of the Registrant’s restricted common stock. The shares were issued pursuant to the exemption provided for in Section 4(2) of the Securities Act of 1933, as amended. In addition,  Mr. Ward purchased all of Reinhold Mackenroth’s shares.

Item 5.01

CHANGES IN CONTROL OF REGISTRANT

As a result of the issuance of the 10,000,000 shares to Douglass Ward, Mr. Ward and his purchase of Mr. Mackenroth’s shares, Mr. Ward will now own approximately 98.5% of  our issued and outstanding common stock.

Item 5.02

DEPARTURE OF DIRECTOS OR CERTAIN OFFICERS, ELECTION FO DIRECOTRS; APPOINTMENT OF CERTAIN OFFICERS,

Effective September 23, 2013 Reinhold Mackenroth resigned his positions as President, Secretary, Director and Chief Executive Officer of the Company.   At the time of the resignation, there was no disagreement between Mr. Mackenroth and the Registrant and the resignation was solely for personal reasons.

On September 23, 2013 Douglas Ward was added as a Director of the Registrant pending the next annual meeting of the election of directors.  In addition, he was appointed President, Secretary and Chief Financial Officer of the Registrant.

Mr. Ward, age, has been secretary of Progressive Media Group, Inc. for the last 15 years.  During his tenure there, he has worked actively as business consultant.

Item 8.01

OTHER EVENTS

On September 25, 2013, the Company sent the Florida Secretary of State amended its Articles of Incorporation to change its name to  Enhance-Your-Reputation.com., Inc., changed its address to 822 S.W. Federal Highway, #83, Stuart, FL 34994. In conjunction with the name change, the Company has decided to enhance its business by going into the reputation enhancement business.  As a result of such things as Ripoffreport.com and other negative reporting on the internet, the enhancement of  reputations is a business which the Company believes will continue to grow. The Company is in the process of establishing a web site using the Enhance-Your-Repuation.Com name and will look to buy other websites and advertise it to promote its business.   In addition the Company is actively seeking investors to help grow its business.

Item 9.01

EXHIBITS

a.

Form of Amended Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enhance-Your-Reputation.com, Inc. f/k/a M Street Gallery, Inc.
(Registrant)

By:	/s/ Douglas Ward
Douglas Ward, President

Dated: September 30, 2013